Jefferies Industrial Conference

Kevin Nowlan, Senior Vice President & CFO

August 10, 2016



MERITOR

Forward-Looking Statements

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "estimate," "should," "are likely to be," "will" and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to reliance on major original equipment manufacturer ("OEM") customers and possible negative outcomes from contract negotiations with our major customers, including failure to negotiate acceptable terms in contract renewal negotiations and our ability to obtain new customers; the outcome of actual and potential product liability, warranty and recall claims; our ability to successfully manage rapidly changing volumes in the commercial truck markets and work with our customers to manage demand expectations in view of rapid changes in production levels; global economic and market cycles and conditions; availability and sharply rising costs of raw materials, including steel, and our ability to manage or recover such costs; our ability to manage possible adverse effects on our European operations, or financing arrangements related thereto, following the United Kingdom's decision to exit the European Union or in the event one or more additional countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); rising costs of pension and other postemployment benefits; the ability to achieve the expected benefits of restructuring actions; the demand for commercial and specialty vehicles for which we supply products; whether our liquidity will be affected by declining vehicle productions in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; labor relations of our company, our suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of our suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of our debt; our ability to continue to comply with covenants in our financing agreements; our ability to access capital markets; credit ratings of our debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; possible changes in accounting rules; and other substantial costs, risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

Global Market Leader



North America
- #1 Truck Drive Axle
- #1 Truck Air Brake
- #1 Aftermarket
- #1 Trailer Axle
- #1 Specialty Axle

South America
- #1 Truck Drive Axle
- #1 Truck, Bus and Trailer Air Brake

Europe
- #1 Truck Drive Axle
- #2 Truck Air Brake
- #3 Aftermarket

Asia
- #1 Truck Drive Axle (India and Australia)
- #1 Specialty Axle (China)

FY15 Sales by Segment



Aftermarket & Trailer 24%
Commercial Truck & Industrial 76%

FY15 Sales by Region



South America 6%
Asia Pacific 9%
Europe 20%
North America 65%

Note: Based on market data and management's estimate relative to independent, non-captive suppliers competing in the same addressable markets.

Third Quarter 2016 Financial Highlights

Financial Performance [1][2]

- Adjusted EBITDA margin of 11.4% (10.2% fiscal YTD)
- Adjusted Diluted EPS from Continuing Operations of $0.57
- Free Cash Flow of $86M

New Business

- Cumulative M2016 new business wins of $475M

Capital Allocation

- Completed $210M repurchase program[3]
- Announced new authorizations for $150M debt and $100M equity repurchases

On Track for M2016 Targets

1. See Appendix – "Non-GAAP Financial Information."
2. GAAP net income attributable to Meritor, Inc. was $41 million for Q3 FY 2016 and $13 million for Q3 FY 2015. GAAP income from continuing operations attributable to Meritor, Inc. was $42 million for Q3 FY 2016 and $15 million for Q3 FY 2015. GAAP diluted earnings per share from continuing operations attributable to Meritor, Inc. were $0.46 for Q3 FY 2016 and $0.15 for Q3 FY 2015.
3. $1 million of the equity buyback program was settled on July 5, 2016.

Equity Repurchase Program

(in millions)


Equity
140
120
100
80
60
40
20
0
Repurchased:
~ $39M
~ 4.7M
Common Shares
Repurchased:
~ $136M
~ 12.8M
Common
Shares
Q3 FY 2016
Cumulative


Equity-linked
Repurchased:
~ $74M
Q3 FY 2016
Cumulative

Completed $210M program this fiscal year

M2016 Strategy on Track

Achieve 10% Adjusted EBITDA Margin(1)



7.2%
9.5%
10.2%
10.0%
FY13 Actual
FY15 Actual
YTD as of June 30, 2016
FY16 Target

Reduce Net Debt to <$1.5B(1)(2)



$1,915
$1,419
$1,394
<$1,500
FY12 Actual
FY15 Actual
As of June 30, 2016
FY16 Target

Incremental Booked Revenue of $500M (Annual Run Rate)(1)(3)



$385
$475
$500
FY15 Actual
As of June 30, 2016
FY16 Target

On track to achieve M2016 strategic goals and deliver on commitments

(1) See Appendix – "Non-GAAP Financial Information."
(2) Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
(3) Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products, new customers, or significant increases in customer penetration. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is 'gross', before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.

Debt Maturity Profile

As of 6/30/16 - $ Millions



Liquidity
Percent of Revenue: 21%(1)
$711
$76
$129
$506
US A/R Securitization Facility
Cash
Revolver Availability
Undrawn Letters of Credit Outstanding
Undrawn US Securitization Facility
Undrawn Revolver (extending)
Foreign Debt
Debt
Convertible Debt
Undrawn Revolver (non-extending)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$9
$20
$25
$100
$486
$143
$275
$140
$450
FY17
FY18
FY19
FY20
FY21
FY24

1. Liquidity as a percent of revenue is based on a trailing twelve month basis as of June 30,2016.

M 2019 | DRIVE! 125

EXCEED CUSTOMER EXPECTATIONS

- Be a reliable and innovative partner as measured by customer satisfaction scores
- Achieve customer quality of <25 PPM by driving a zero defect culture
- Maintain OE delivery >99%
- Drive value proposition through achievement of 1.5% annual operating performance

TRANSFORM TO A GROWTH-ORIENTED ORGANIZATION

- Launch 20 major new products
- Grow relationships with strategic customers
- Earn business with new customers and expand into new geographies
- Increase share of Aftermarket
- Expand components offerings globally
- Enter adjacent product lines

GROW REVENUE [2]

>20% above market (cumulative)

IMPROVE PROFIT [2]

+$1.25 increase in adjusted diluted EPS from continuing operations [1]

ALLOCATE CAPITAL [2]

<1.5 Net debt to adjusted EBITDA[1]

Return 25% of free cash flow to shareholders[1]

INVEST IN EMPLOYEES

- Reduce safety case rate to ≤.65
- Sustain top quartile performance in employee engagement
- Achieve ≥3 suggestions per employee
- Grow talent and support development for timely succession
- Benefit from an inclusive workforce

MERITOR

(1) See Appendix – "Non-GAAP Financial Information."

(2) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

M2019 DRIVE! 125 Revenue Growth



GROW REVENUE(1)
>20% above market

Revenue Growth Driven by:

- New product launches
- Broadening relationships with strategic customers
- Aftermarket share increases
- Expansion of components business
- Adjacent markets
- New customer wins and expansion into new geographies



$3.5B
>20% above Market
$4.1B
$3.3B
(market)
FY15 Actual Revenue
FY19 Forecasted Revenue

M2019			M2016 Carryover
$300M Americas	**$250M** International	**$350M** Aftermarket & Trailer	**~$400M**

$900M in revenue opportunities
Risk adjusted in M2019 plan by ~$450M

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

Transition from M2016 to M2019

M2016

- Achieve 10% adjusted EBITDA margin[4]
- Reduce Net Debt by $400 million to < $1.5 billion[2][4]
- Achieve $500 million in incremental booked revenue[3]

2017

- Continued financial performance
- Commence repurchases under new debt and equity authorizations
- Sustain new product development

M2019 | DRIVE! 125

- Grow revenue > 20% above market[1]
- Increase adjusted diluted EPS from continuing operations by $1.25[1][4]
- Achieve leverage ratio of <1.5x[1][4][5]
- Return 25% of free cash flow to shareholders[1][4]

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."
2. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
3. Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products or new customers. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is 'gross', before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.
4. See Appendix – "Non-GAAP Financial Information."
5. Ratio of net debt to adjusted EBITDA.

MERITOR®

Appendix

Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP"), we have provided information regarding non-GAAP financial measures. These non-GAAP financial measures include Adjusted income (loss) from continuing operations, Adjusted diluted earnings (loss) per share from continuing operations, Adjusted EBITDA, Adjusted EBITDA margin, Free cash flow and Net Debt including retirement liabilities.

Adjusted income (loss) from continuing operations attributable to the company and Adjusted diluted earnings (loss) per share from continuing operations are defined as reported income or loss from continuing operations and reported diluted earnings (loss) per share from continuing operations before restructuring expenses, asset impairment charges, non-cash tax expense related to the use of deferred tax assets in jurisdictions with net operating loss carry forwards, and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by consolidated sales from continuing operations. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures. Net debt including retirement liabilities is defined as total debt plus pension assets, pension liability, retiree medical liability and other retirement benefits less cash and cash equivalents.

Management believes these non-GAAP financial measures are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, management believes that Adjusted EBITDA, Adjusted EBITDA margin and Adjusted diluted earnings (loss) per share from continuing operations are meaningful measures of performance as they are commonly utilized by management and the investment community to analyze operating performance in our industry. Further, management uses these non-GAAP financial measures for planning and forecasting future periods. Management believes that Free cash flow is useful in analyzing our ability to service and repay debt and return value directly to shareholders. Net debt, including retirement liabilities, is a specific financial measure which is part of our three-year plan, M2016, to reduce debt and other balance sheet liabilities.

Adjusted income (loss) from continuing operations, Adjusted diluted earnings (loss) per share from continuing operations and Adjusted EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance. Free cash flow should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, these non-GAAP cash flow measures do not reflect cash used to repay debt or cash received from the divestitures of businesses or sales of other assets and thus do not reflect funds available for investment or other discretionary uses. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies. Set forth below are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP. Net debt should not be considered a substitute for total debt as reported on the balance sheet.

Non-GAAP Financial Information

(In millions)	Three Months Ended		Twelve Months Ended	
	Jun 30, 2016	Jun 30, 2015	Sep 30, 2015	Sep 30, 2013
Net Income attributable to Meritor, Inc.	$41	$13	$64	($22)
Loss from Discontinued Operations	1	2	1	7
Income From Continuing Operations Attributable to Meritor, Inc.	$42	$15	$65	($15)
Interest Expense, Net	20	38	105	126
Provision for Income Taxes	8	6	1	64
Depreciation and Amortization	17	17	65	67
Noncontrolling Interests	1	1	1	2
Loss on Sale of Receivables	2	1	5	6
Restructuring Costs	6	9	16	23
Specific Warranty Contingency	-	-	-	7
Pension Settlement Loss, Gross	-	-	59	109
Goodwill and Asset Impairment	-	-	17	-
Gain on Sale of Investment	-	-	-	(125)
Adjusted EBITDA	$96	$87	$334	$264
Adjusted EBITDA Margin[(1)]	11.4%	9.6%	9.5%	7.2%

1. Adjusted EBITDA margin equals Adjusted EBITDA divided by consolidated sales from continuing operations.

Non-GAAP Financial Information

Income from Continuing Operations Reconciliation

(in millions, except per share amounts)

	Three Months Ended June 30,	
	2016	2015[1]
Adjusted Income From Continuing Operations Attributable to the Company	$ 52	$ 42
Adjustments:		
Restructuring Costs	(6)	(9)
Non-cash tax expense[2]	(5)	(1)
Loss on Debt Extinguishment	-	(19)
Income Tax Benefits	1	2
Income from Continuing Operations Attributable to the Company	$ 42	$ 15
Adjusted Diluted Earnings Per Share From Continuing Operations	$ 0.57	$ 0.42
Impact of Adjustments on Diluted Earnings Per Share	(0.11)	(0.27)
Diluted Earnings Per Share From Continuing Operations	$ 0.46	$ 0.15
Diluted Shares Outstanding	92.0	100.3

1. The three months ended June 30, 2015 have been recast to reflect non-cash tax expense.
2. Represents tax expense related to the use of deferred tax assets in jurisdictions with net operating loss carry forwards.

Non-GAAP Financial Information

Free Cash Flow Reconciliation

(in millions)

	Three Months Ended June 30,	
	2016	2015
Cash provided by operating activities	$105	$93
Capital expenditures	(19)	(22)
Free cash flow	$86	$71

Non-GAAP Financial Information

Net debt, including retirement liabilities
(in millions)

	June 30, 2016	September 30, 2015[1]	September 30, 2012[1]
Total debt	$ 994	$ 1,051	$ 1,060
Retirement liabilities	529	561	1,112
Less: Cash and cash equivalents	(129)	(193)	(257)
Net debt, including retirement liabilities	$ 1,394	$ 1,419	$ 1,915

1. As reported in fiscal year Annual Report Form 10-K.

MERITOR®